Credit facilities	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about borrowings [abstract]
Credit facilities
9.   Credit facilities
On August 7, 2013, the Company signed a credit agreement with Royal Capital Management Corp. as security agent, and certain lenders (the “RCM Credit Agreement”). The RCM Credit Agreement provided for the issuance of notes with an aggregate principal amount of $6.4 million ($8.5 million CAD) maturing in December 2017 at an interest rate of 12% per annum payable on a monthly basis. On March 30, 2017, the remaining principal portion of the RCM Credit Agreement of $5.6 million was repaid in full.

On November 10, 2015, the Company closed a subordinated, secured credit agreement with a lender (the “Subordinated Facility”) for principal amount of $1.0 million for a term of one year at an interest rate of 12% per annum payable on a monthly basis beginning on the sixth month following closing. On September 26, 2016, the remaining principal portion of the Subordinated Facility of $0.7 million was repaid in full.

On February 11, 2016, the Company closed a subordinated, secured credit agreement with its two existing lenders (the “New Credit Facility”) for principal amount of $2.9 million for a term of one year at an interest rate of 10% per annum payable on a quarterly basis in cash or shares at the option of the lenders with the full balance due on maturity. On October 3, 2016, the principal portion for one lender of the New Credit Facility of $1.3 million was repaid in full. On February 10, 2017, the remaining principal portion for the other lender of New Credit Facility of $1.6 million was repaid in full on maturity.